Exhibit 10.6

      1SSUED IN BONA FIVE SUBSTITUTION OF SHARE CERTIFICATES NUMBERS 2 & 3.

CERTIFICATE NUMBER                                              NUMBER OF SHARES
      5                                                                490

                                SHARE CERTIFICATE

                         MOXISIGN (PROPRIETARY) LIMITED
                         [COMPANY REGISTRATION NUMBER 2009/020089/07)

This is to certify that the under mentioned is the Registered Holder of 490 (FOUR HUNDRED NINETY) fully paid shares of R1.oo (One rand) each in the company as shown herein, subject to the Memorandum and Articles of Association of the Company.

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NAME OF REGISTERED HOLDER                   NUMBER OF SHARES           REFERENCE

HESTIFOR [PTY] LTD                               100                     001-100
P.O. BOX 78809                                   390                     101-490
SANDTON
2146
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 Given on behalf of the company at CAPE TOWN on 10th January 2011


/s/                                                   /s/
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SECRETARY                                                     DIRECTOR